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                                                                    Exhibit 99.1

           Chordiant Software Completes Acquisition of PrimeResponse

      Acquisition Makes Chordiant a Worldwide CRM Platform Software Leader

 With Service and Marketing Applications for Financial Services, Communications
                              and Consumer Markets


CUPERTINO, Calif. and CAMBRIDGE, Mass. - March 27, 2001 - Chordiant Software, Inc. (Nasdaq: CHRD), a leading developer of unified customer relationship management (CRM) solutions for companies with extreme customer demands, and PrimeResponse, Inc. (Nasdaq, Easdaq: PRME), a leader in business-to-consumer relationship marketing, today announced the completion of Chordiant's acquisition of PrimeResponse. This announcement followed approval by the stockholders of both companies at respective special stockholder meetings held earlier today.

     The combined company will be called Chordiant Software, Inc., and its common stock will trade on the Nasdaq National Market under the ticker symbol "CHRD." Sam Spadafora and Stephen Kelly will continue as chairman and chief executive officer and president and chief operating officer of Chordiant, respectively. William Ford, a general partner of General Atlantic Partners, LLC and a former director of PrimeResponse, will become a member of the Chordiant board of directors.

     Chordiant management plans to hold a teleconference at 1:30 p.m. PT / 4:30 p.m. ET on Thursday, March 29, 2001 to discuss the completion of the acquisition and provide an outlook on anticipated financial results for the combined company. This teleconference will be accessible to all investors by phone at
(719) 457-2641, code #486704, and via live Webcast at www.chordiant.com. A phone
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replay of the call will be available for seven days at (719) 457-0820, code
#486704, and an archived Webcast will be available for the same period.

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     Chordiant plans to report the actual financial results of the combined company for the first quarter ending March 31, 2001 on or around May 3, 2001. The company expects to recognize non-recurring restructuring charges related to a reduction of the PrimeResponse work force and the closing of certain of PrimeResponse's regional offices during the first quarter, in order to leverage organizational synergies, reduce costs and expenses, and improve operating margins. Chordiant also expects to include in its first-quarter 2001 results a non-recurring acquisition-related charge for the integration of the two companies.

     "We believe that the integration of PrimeResponse will rapidly position Chordiant as the premier enterprise provider of customer acquisition, retention, relationship marketing, service, and relationship management services for intelligent, multi-channel communications," said Sam Spadafora, chairman and chief executive officer of Chordiant. "The PrimeResponse product line adds e-marketing, campaign management and outbound offer optimization to complement our Intelligent Customer Interaction Management (ICIM) platform and existing e-service, e-selling and e-fulfillment services. We will continue to offer the stand-alone marketing products for which PrimeResponse is known for as division-level e-marketing opportunities. The acquisition also adds staff, operations, customers, and partners to expand the breadth and depth of our presence in target markets on a global scale."

     Spadafora continued, "Large enterprise companies continue to look for ways to have stronger relationships with their customers - to gain greater customer satisfaction, to sell their customers more than one product, and to deliver greater service across all touchpoints - while maximizing the lifetime value of these customers. With the integration of PrimeResponse, we expect to offer our Global 1000 customers a comprehensive, flexible set of CRM solutions to meet the extreme demands of attracting and servicing millions of individual customers across multiple channels."

     As a result of the transaction, Chordiant will have more than 100 Global 1000 customers, strategic partners and e-business integrators, as well as numerous relationships with major hardware and software developers. The combined customer base will include leading companies in the financial services, communications and consumer markets, such as: Allianz; AXA France; Barclays Mercantile; British Sky Broadcasting; British Telecom;

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CIBC; CSFBdirect; CVS; Deutsche Bank; Direct Line Financial Services; E*TRADE;
First USA Bank; OnStar (a division of General Motors); Halifax Card Services; Lloyds TSB; MetLife; priceline.com; Principal Financial; Quick & Reilly (a unit of FleetBoston Financial Corp.); The Royal Bank of Scotland; Wachovia; and 1-800-Flowers. The transaction will further expand Chordiant's global corporate structure with additional coverage throughout the U.S.A., Europe and the Asia-Pacific region.

     Under the terms of the definitive merger agreement, each share of PrimeResponse common stock will be converted into 0.60 of a share of Chordiant common stock. Chordiant now will issue approximately 12.3 million new shares of common stock in the transaction in exchange for all of the outstanding common stock of PrimeResponce. Chordiant will also assume options and warrants to acquire shares of PrimeResponse common stock, resulting in the issuance of approximately 2.4 million additional shares of Chordiant common stock. The acquisition has been accounted for as a purchase and is intended to be tax-free to the PrimeResponse stockholders.

ABOUT CHORDIANT SOFTWARE, INC.

     Chordiant Software (www.chordiant.com) delivers a Unified CRM Solution that
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provides an Intelligent Customer Interaction Management (ICIM) platform for enterprise-wide integration with existing systems and Intelligent Business Services including e-marketing, e-service, e-selling, and e-fulfillment, which embrace the customer's existing applications. Chordiant's solution is designed to meet the extreme customer requirements of complex businesses serving millions of individuals in real time and across multiple lines of business, with the objectives of customer satisfaction, retention, growth, and lifetime value.

     Whether communicating via branch locations, Web, e-mail, telephone, or wireless access, the Chordiant Unified CRM Solution provides a real-time, single view of each customer and a consistent, personalized message for every interaction. It includes a comprehensive business process engine, which allows companies to implement best business practices across multiple touchpoints. Marketers and sales professionals can maximize their marketing investment through the creation, execution and refinement of

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sophisticated direct marketing initiatives that span both traditional and online channels. Chordiant empowers intelligent, high-value contacts designed to retain customers, grow revenues and drive profits during every customer interaction.

     Headquartered in Cupertino, California, Chordiant maintains regional offices in Boston; Chicago; Dallas; Denver; Manchester, New Hampshire; New York; Amsterdam; London; Frankfurt; Munich; Paris; and Melbourne.

ABOUT PRIMERESPONSE, INC.

     PrimeResponse (www.primeresponse.com) was publicly traded on NASDAQ and
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EASDAQ under the ticker symbol "PRME." PrimeResponse customers maximize their marketing investment using the Prime@Vantage(TM) relationship marketing suite. This integrated solution helps marketers build closer relationships with each customer to increase customer satisfaction, boost retention and grow lifetime value. With Prime@Vantage, marketers easily create, execute and refine sophisticated direct marketing initiatives that span traditional channels (direct mail, call centers and advertising) and the latest electronic channels (Web, e-mail and wireless).


This news release includes "forward-looking statements" that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. For this purpose, any statements contained in this news release that are not statements of historical fact may be deemed to be forward-looking statements. Words such as "believes," "anticipates," "plans," "expects," "will," "would," and similar expressions are intended to identify forward-looking statements. There are a number of important factors that could cause the results of Chordiant, PrimeResponse or the combined company to differ materially from those indicated by these forward-looking statements, including, among others, potential difficulties in the assimilation of operations, strategies, technologies, methodologies, and products of the acquired company; the risk of loss of key personnel of the acquired company; diversion of management attention from other business concerns; and business risks including the risk of variations in quarterly operating results, significant current and expected additional competition, and the need to continue to expand product distribution and service offerings. Further information on potential factors that could affect the financial results of Chordiant, PrimeResponse or the combined company are included in risks detailed from time to time in Chordiant's and PrimeResponse's Securities and Exchange Commission filings, including Chordiant's Annual Report on Form 10-K filed on March 27, 2001; the joint proxy statement/prospectus filed by both Chordiant and

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PrimeResponse on February 26, 2001; Amendment No. 1 to the Form S-4 filed by
Chordiant on February 26, 2001; PrimeResponse's final prospectus for its initial public offering filed on March 3, 2000 and Chordiant's final prospectus for its initial public offering filed on February 15, 2000. Also, statements in this news release related to the expected benefits of the transaction are subject to risks related to the timing and successful completion of technology and product development efforts; integration of the technologies and businesses of Chordiant and PrimeResponse; unanticipated expenditures; changing relationships with customers, suppliers and strategic partners; and other factors described in both the Securities and Exchange Commission filings listed above and other periodic reports filed by Chordiant with the Securities and Exchange Commission.

For More Information, Contact:
James Strohecker                        Mary Jefts
Chordiant Software, Inc.                PrimeResponse, Inc.
+1 408-517-6191                         +1 617-234-6225
james.strohecker@chordiant.com          mjefts@primeresponse.com
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Daniel Robert-Gooch
William Mills Agency
+1 678-781-7214
daniel@williammills.com
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In Europe, Contact:
Neil Morgan                             Eva Hamboldt
Chordiant Software, Inc.                Brodeur Public Relations UK
+44 (0) 20 7382 5000                    +44 (0) 17 5379 0700
neil.morgan@chordiant.com               ehamboldt@uk.brodeur.com
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Chordiant and the Chordiant logo are registered trademarks and Chordiant Unified
CRM for Extreme Demands is a trademark of Chordiant Software, Inc.
PrimeResponse, Prime@Vantage, Prime@Vantage Wireless, Prime@Vantage.com and Marketing Mission Control are trademarks and/or registered trademarks of PrimeResponse, Inc. All other trademarks and registered trademarks are the properties of their respective owners.

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